EXHIBIT 10.1
WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Waiver”) is dated as of February 22, 2006, and is by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually as sole Lender and as Agent for the Lenders (“Agent”), ODYSSEY HEALTHCARE OPERATING A, LP, a Delaware limited partnership (“OpCoA”), ODYSSEY HEALTHCARE OPERATING B, LP, a Delaware limited partnership (“OpCoB”), HOSPICE OF THE PALM COAST, INC., a Florida not for profit corporation (“Palm Coast”; OpCoA, OpCoB and Palm Coast being referred to together as the “Borrowers” and each individually as a “Borrower”), and the other Credit Parties signatory hereto.
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement dated as of May 14, 2004, by and among Agent, the Lenders from time to time party thereto (“Lenders”), Borrowers and the other Credit Parties signatory from time to time thereto (as amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers;
     WHEREAS, pursuant to Section 5.9 of the Credit Agreement, if any Credit Party proposes to acquire a fee ownership interest in Real Estate, such Credit Party is required to provide to Agent a mortgage or deed of trust granting Agent a first priority Lien on such Real Estate together with certain other related documentation;
     WHEREAS, Borrowers have advised Agent and Lenders that OpCoB intends to acquire the Real Estate commonly known as 12790 S. Kirkwood, Stafford, TX 77477 (“New Real Estate”); and
     WHEREAS, Borrowers desire that Agent and Lenders (i) waive the requirements set forth in Section 5.9 of the Credit Agreement in connection with the purchase of the New Real Estate and (ii) amend the Credit Agreement in certain respects;
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Waiver. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 5 below, Agent and the undersigned Lenders hereby waive Credit Parties’ compliance with the requirements set forth in Section 5.9 of the Credit Agreement in connection with OpCoB’s acquisition of a fee ownership interest in the New Real Estate; provided, that, Credit Parties hereby agree that upon Agent’s request at any time after the earlier of the occurrence of an Event of Default (whether or not such Event of Default is subsequently cured or waived) or such time that the outstanding principal amount of the aggregate Revolving Loan and Swing Line Loans exceeds $5,000,000, Credit Parties shall provide to Agent a mortgage or deed of trust (in the form provided by Agent) granting Agent a first priority Lien on the New Real Estate, together with (as soon as reasonably practicable) environmental audits, mortgage title insurance commitment, real property survey, local counsel opinion(s), and, if required by Agent, supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to Agent. The foregoing waiver is a limited waiver, which shall be effective only with respect to the specific facts set forth above. Such limited waiver shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.
     2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
     (a) The following new defined term is hereby added to Annex A to the Credit Agreement in its respective alphabetical order:
     “DOJ Settlement” means the settlement for an aggregate amount not to exceed $13,000,000 of the United States Department of Justice’s civil investigation focused primarily on patient admission, retention and discharge practices of the Credit Parties.
     (b) The defined term “Material Adverse Effect” is hereby amended by adding a new sentence at the end thereof as follows:
Notwithstanding the foregoing, the incurrence of Indebtedness in an aggregate amount not to exceed $13,000,000 arising pursuant to the DOJ Settlement shall not constitute a Material Adverse Effect.
     (c) Section 6.3 of the Credit Agreement is amended by deleting the word “and” at the end of clause (vi), deleting the period and adding a comma and the word “and” at the end of clause (vii) and by adding a new clause (viii) thereto as follows:
     “(viii) Indebtedness to the United States arising pursuant to the DOJ Settlement.”
     (d) Annex E to the Credit Agreement is amended by adding a new clause (l) thereto as follows:
     (l) DOJ Settlement. To Agent, promptly upon execution thereof, fully executed copies of any settlement agreement, corporate integrity agreement or other material document evidencing the Indebtedness permitted under Section 6.3(viii) or otherwise executed in connection with the DOJ Settlement.
     3. Conditions. The effectiveness of this Waiver is subject to the satisfaction of the following conditions precedent or concurrent:
     (a) Agent shall have received this Amendment executed by Borrowers and the Requisite Lenders; and
     (b) No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Waiver.
     4. References; Effectiveness. Agent, Lenders and Borrowers hereby agree that, upon the effectiveness of this Waiver, all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as modified by this Waiver.
     5. Representations and Warranties. To induce Lenders to enter into this Waiver, each Borrower hereby represents and warrants to Lenders that:
     (a) All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Waiver, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);
     (b) This Waiver constitutes the legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms;
     (c) There is no Default or Event Default in existence and none would result from the consummation of the transactions described in, and the subject of, this Waiver; and
     (d) The execution and delivery by each Borrower of this Waiver does not require the consent or approval of any person or entity, except such consents and approvals as have been obtained.
     6. Counterparts. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Waiver.

     7. Continued Effectiveness. Except as modified hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms and each such Loan Document is hereby ratified in all respects.
[Signature page follows]

             IN WITNESS WHEREOF, this Waiver has been executed as of the day and year first written above.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and sole Lender

By:	/s/ John Daly

Name:	John Daly
Title:	Duly Authorized Signatory

BORROWERS:

ODYSSEY HEALTHCARE OPERATING A, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ Douglas B. Cannon

	Name:	Douglas B. Cannon
	Title:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE OPERATING B, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ Douglas B. Cannon

	Name:	Douglas B. Cannon
	Title:	Senior Vice President and Chief Financial Officer

HOSPICE OF THE PALM COAST, INC.

	By:	/s/ Douglas B. Cannon

	Name:	Douglas B. Cannon
	Title:	Senior Vice President and Chief Financial Officer

CREDIT PARTIES:

ODYSSEY HEALTHCARE, INC.

By	/s/ Douglas B. Cannon

Name:	Douglas B. Cannon
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE HOLDING COMPANY

By	/s/ Douglas B. Cannon

Name:	Douglas B. Cannon
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE GP, LLC

By	/s/ Douglas B. Cannon

Name:	Douglas B. Cannon
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE LP, LLC

By	/s/ Jean M. Hunn
Name:	Jean Hunn
Its:	Manager

ODYSSEY HEALTHCARE MANAGEMENT LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ Douglas B. Cannon

	Name:	Douglas B. Cannon
	Title:	Senior Vice President and Chief
Financial Officer